Exhibit 10.33

UNITED STATES OF AMERICA

DEPARTMENT OF THE TREASURY

COMPTROLLER OF THE CURRENCY

In the Matter of:	)
TeamBank, National Association	)
Paola, Kansas	)

STIPULATION AND CONSENT TO THE ISSUANCE

OF A CONSENT ORDER

The Comptroller of the Currency of the United States of America (“Comptroller”) intends to initiate cease and desist proceedings against TeamBank, National Association, Paola, Kansas (“Bank”) pursuant to 12 U.S.C. § 1818(b) through the issuance of a Notice of Charges for unsafe and unsound banking practices relating to supervision of the Bank.

The Bank, in the interest of compliance and cooperation, consents to the issuance of a Consent Order, dated September 2, 2008 (“Order”);

In consideration of the above premises, the Comptroller, through his authorized representative, and the Bank, through its duly elected and acting Board of Directors, hereby stipulate and agree to the following:

ARTICLE I

JURISDICTION

(1)           The Bank is a national banking association chartered and examined by the Comptroller pursuant to the National Bank Act of 1864, as amended, 12 U.S.C. § 1 et seq.

(2)           The Comptroller is “the appropriate Federal banking agency” regarding the Bank pursuant to 12 U.S.C. §§ 1813(q) and 1818(b).

(3)           The Bank is an “insured depository institution” within the meaning of 12 U.S.C. § 1818(b)(1).

(4)           This Agreement shall cause the Bank not to be designated as an “eligible bank” for purposes of 12 C.F.R. § 5.3(g), unless otherwise informed in writing by the Comptroller.

ARTICLE II

AGREEMENT

(1)           The Bank, without admitting or denying any wrongdoing, hereby consents and agrees to the issuance of the Order by the Comptroller.

(2)           The Bank further agrees that said Order shall be deemed an “order issued with the consent of the depository institution” as defined in 12 U.S.C. § 1818(h)(2), and consents and agrees that said Order shall become effective upon its issuance and shall be fully enforceable by the Comptroller under the provisions of 12 U.S.C. § 1818(i). Notwithstanding the absence of mutuality of obligation, or of consideration, or of a contract, the Comptroller may enforce any of the commitments or obligations herein undertaken by the Bank under his supervisory powers, including 12 U.S.C. § 1818(i), and not as a matter of contract law. The Bank expressly acknowledges that neither the Bank nor the Comptroller has any intention to enter into a contract.

(3)           The Bank also expressly acknowledges that no officer or employee of the Comptroller has statutory or other authority to bind the United States, the U.S. Treasury Department, the Comptroller, or any other federal bank regulatory agency or entity, or any officer or employee of any of those entities to a contract affecting the Comptroller’s exercise of his supervisory responsibilities.

ARTICLE III

WAIVERS

(1)                                 The Bank, by signing this Stipulation and Consent, hereby waives:

(a)                                  the issuance of a Notice of Charges pursuant to 12 U.S.C. § 1818(b);

(b)                                 any and all procedural rights available in connection with the issuance of the Order;

(c)                                  all rights to a hearing and a final agency decision pursuant to 12 U.S.C. § 1818(i), 12 C.F.R. Part 19

(d)                                 all rights to seek any type of administrative or judicial review of the Order; and

(e)                                  any and all rights to challenge or contest the validity of the Order.

ARTICLE IV

OTHER ACTION

(1)           The Bank agrees that the provisions of this Stipulation and Consent shall not inhibit, estop, bar, or otherwise prevent the Comptroller from taking any other action affecting the Bank if, at any time, it deems it appropriate to do so to fulfill the responsibilities placed upon it by the several laws of the United States of America.

IN TESTIMONY WHEREOF, the undersigned, authorized by the Comptroller as his representative, has hereunto set his hand on behalf of the Comptroller.

/s/ Ronald G. Schneck	September 2, 2008
Ronald G. Schneck	Date
Director
Special Supervision Division

IN TESTIMONY WHEREOF, the undersigned, as the duly elected and acting Board of Directors of the Bank, have hereunto set their hands on behalf of the Bank.

/s/ Robert Blachly	September 2, 2008
Robert Blachly	Date

/s/ Patrice S. Hall	September 2, 2008
Patrice S. Hall, PhD	Date

/s/ Connie D. Hart	September 2, 2008
Connie D. Hart	Date

/s/ Jay Hastert	September 2, 2008
Jay Hastert	Date

/s/ Robert Howell	September 2, 2008
Robert Howell	Date

/s/ Carolyn S. Jacobs	September 2, 2008
Carolyn S. Jacobs	Date

/s/ Sandy Moll	September 2, 2008
Sandy Moll	Date

/s/ Don L. Morris	September 2, 2008
Don L. Morris	Date

/s/ Norma Stephens	September 2, 2008
Norma Stephens	Date

/s/ Deanna Sue Wilson	September 2, 2008
Deanna Sue Wilson	Date